EXHIBIT 10.1

TENTH OMNIBUS AMENDMENT

THIS TENTH OMNIBUS AMENDMENT (this “Amendment”), dated as of February 28, 2006, is entered into by and among CH FUNDING, LLC, (the “Borrower”), ATLANTIC ASSET SECURITIZATION LLC, as an Issuer (“Atlantic”), LA FAYETTE ASSET SECURITIZATION LLC, as an Issuer (“La Fayette”), FALCON ASSET SECURITIZATION CORPORATION, as an Issuer (“Falcon”), CALYON NEW YORK BRANCH, as the Administrative Agent (the “Administrative Agent”), as a Bank and as a Managing Agent (“Calyon”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (“JPMC”), as a Bank and as a Managing Agent, U.S. BANK NATIONAL ASSOCIATION, as the Collateral Agent (“U.S. Bank”), LLOYDS TSB BANK PLC, a banking corporation organized under the laws of England (hereinafter, together with its successors and assigns, “Lloyds”), as a Bank, and DHI MORTGAGE COMPANY, LTD., as the Servicer (the “Servicer”) and as the Seller (the “Seller”). Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Documents (as defined below).

RECITALS

WHEREAS, the Servicer, as the Seller, and the Borrower, as the Purchaser, entered into that certain Master Repurchase Agreement and Addendum to the Master Repurchase Agreement incorporated therein, dated as of July 9, 2002, as amended by the Omnibus Amendment, dated as of August 26, 2002, by and among the Borrower, Atlantic, the Administrative Agent, and the Servicer (the “First Omnibus Amendment”) and the Second Omnibus Amendment, dated as of November 25, 2002, by and among the Borrower, Atlantic, the Administrative Agent and the Servicer (the “Second Omnibus Amendment”) (as the same may be amended, restated, supplemented or modified from time to time, the “Repurchase Agreement”);

WHEREAS, the Borrower, the Administrative Agent and U.S. Bank entered into that certain Collateral Agency Agreement, dated as of July 9, 2002, as amended by the First Omnibus Amendment and the Second Omnibus Amendment (the “Collateral Agency Agreement”);

WHEREAS, the Borrower, as Debtor, the Administrative Agent, U.S. Bank and the Servicer entered into that certain Security Agreement, dated as of July 9, 2002, as amended by the Third Omnibus Amendment, dated as of April 18, 2003, by and among the Borrower, Atlantic, the Administrative Agent and the Servicer (the “Third Omnibus Amendment”) (as the same may be amended, restated, supplemented or modified from time to time, the “Security Agreement”);

WHEREAS, the Borrower, Atlantic, Falcon, JPMC, Lloyds, the Administrative Agent, and the Servicer, have entered into that certain Amended and Restated Loan Agreement, dated as of July 25, 2003, which incorporates the Loan Agreement amendments contained in the First Omnibus Amendment, the Second Omnibus Amendment and the Third Omnibus Amendment and completely replaces and supplants such Omnibus Amendments (as the same may be amended, restated, supplemented or modified from time to time, the “Restated Loan Agreement” and, collectively with the Repurchase Agreement, the Collateral Agency Agreement and the Security Agreement, the “Operative Documents);

WHEREAS, the Borrower, the Administrative Agent, U.S. Bank and the Servicer have entered into that certain Fourth Omnibus Amendment, dated as of July 25, 2003, which completely replaced and supplanted the preceding Omnibus Amendments;

WHEREAS, the Borrower, Calyon, U.S. Bank, JPMC, Lloyds, Danske Bank A/S, Cayman Islands Branch (together with its successors and assigns, “Danske”), and the Servicer entered into the Fifth Omnibus Amendment, dated as of December 22, 2003 (the “Fifth Omnibus Amendment”), relating to certain amendments to the Operative Documents;

WHEREAS, the Borrower, Calyon, JPMC, Lloyds, Danske, and the Servicer entered into the Sixth Omnibus Agreement, dated as of July 7, 2004 (the “Sixth Omnibus Amendment”), relating to certain amendments to the Operative Documents;

WHEREAS, the Borrower, Calyon, JPMC, Lloyds, Danske, and the Servicer entered into the Seventh Omnibus Agreement, dated as of June 29, 2005 (the “Seventh Omnibus Amendment”), relating to certain amendments to the Operative Documents;

WHEREAS, the Borrower, Calyon, JPMC, Lloyds, U.S. Bank, Atlantic, La Fayette, Falcon and the Servicer entered into the Eighth Omnibus Agreement, dated as of September 26, 2005 (the “Eighth Omnibus Amendment”), relating to certain amendments to the Operative Documents;

WHEREAS, the Borrower, Calyon, JPMC, Lloyds, U.S. Bank, Atlantic, La Fayette, Falcon and the Servicer entered into the Ninth Omnibus Agreement, dated as of September 29, 2005 (the “Ninth Omnibus Amendment”), relating to certain amendments to the Operative Documents;

WHEREAS, via certain assignment agreements, Danske assigned 100% of its interest to Calyon and Calyon assigned a portion of such interest to Lloyds; and

WHEREAS, the parties hereto desire to further amend the Operative Documents as hereinafter set forth.

NOW, THEREFORE, the parties agree as follows:

Section 1. Amendment to Repurchase Agreement.

a. The definition of “Alt-A Loan” is hereby deleted in its entirety and replaced with the following:

“Alt-A Loan” means a Mortgage Loan (other than a Conforming Loan or a Jumbo Loan) that (1) does not conform to the conventional underwriting standards of Fannie Mae, Freddie Mac or Ginnie Mae but that is underwritten by an Approved Investor (other than Fannie Mae, Freddie Mac or Ginnie Mae), within guidelines generally acceptable to industry norms for “Alt-A” loans, (2) has a demonstrated secondary market and is readily securitizable, (3) has an original principal balance less than $650,000, and (4) either matches all applicable requirements for purchase under the requirements of a Loan Specific Take-Out Commitment or is covered by a Hedge.

b. The definition of “Approved Investor” is hereby amended to insert the words “, with respect to a Loan Specific Take-Out Commitment or a Hedge” immediately after the words ““Approved Investor” means”.

c. The definition of “Collateral Value” is hereby amended as follows:

i. Clause (A)(2) is hereby amended by (1) deleting the words “loan level” and replacing them with the words “Loan Specific” and (2) inserting the words “Loan Specific” immediately after the words “the price of that”;

ii. Clause (A)(3) is hereby deleted in its entirety and replaced with the following clause (A)(3):

(I) in the case of an Alt-A Loan with respect to which there is a Hedge, a ratable amount determined by multiplying (a) the weighted average purchase price (expressed as a percentage of par) that Approved Investors are obligated to pay, pursuant to Hedges, for Alt-A Loans, as shown on the most recent Alt-A Loan Hedge Report, times (b) the outstanding principal amount of such Eligible Mortgage Loan, and (II) in the case of a Conforming Loan with respect to which there is a Hedge, a ratable amount determined by multiplying (a) the weighted average purchase price (expressed as a percentage of par) that Approved Investors are obligated to pay, pursuant to Hedges, for Conforming Loans, as shown on the most recent Conforming Loan Hedge Report, times (b) the outstanding principal amount of such Eligible Mortgage Loan ; and

iii. the proviso is hereby amended by adding the following clause (l) at the end thereof:

(l) at any time, the portion of total Collateral Value that may be attributable to Mortgage Loans the documents for which have been retained by Approved Investors listed on Schedule IV for a period in excess of forty-five (45) days (but equal to or less than ninety (90) days) of delivery of such documents shall not exceed twenty-five percent (25%) of the Maximum Facility Amount, and at any time, the portion of total Collateral Value that may be attributable to Mortgage Loans the documents for which have been retained by Approved Investors listed on Schedule IV for a period equal to or in excess of ninety-one (91) days (but less than or equal to one hundred and nineteen (119) days) of delivery of such documents shall not exceed ten percent (10%) of the Maximum Facility Amount; provided, that, at any time, the portion of total Collateral Value that may be attributable to Mortgage Loans the documents for which have been retained by Approved Investors for a period equal to or in excess of one hundred and twenty (120) days of delivery of such documents shall be zero.

d. The definition of “Eligible Mortgage Loan” is hereby amended by deleting clauses (x) and (y) at the end thereof in their entirety and by deleting clause (f) in its entirety and replacing it with the following clause (f):

(f) with respect to which no more than 45 days or an Extended Time Period, if applicable, has lapsed since the date on which any documentation was shipped to the related Approved Investor;

e. Article I is hereby amended by adding the following definition of “Extended Time Period” immediately after the definition of “Event of Default” therein:

“Extended Time Period” means, with respect to items of Mortgage Loan Collateral delivered by the Collateral Agent to Approved Investors listed on Schedule IV to the Collateral Agency Agreement, ninety (90) days, subject to a further extension up to one hundred and nineteen (119) days upon request of such Approved Investor and the written consent of the Borrower, within which period the related Mortgage Loans must be returned or sales proceeds remitted in full to the Collateral Agent.

f. Article I is hereby amended by adding the following definition of “Hedge” immediately after the definition of “Group Bank Commitment Percentage”:

“Hedge” means, with respect to Conforming Loans and Alt-A Loans for which the Seller does not have Loan Specific Take-Out Commitments, either (A) a current, valid, binding, enforceable, written commitment, including, without limitation, a forward purchase commitment, issued by an Approved Investor, to purchase Mortgage Loans from the Seller from time to time at a specified price (or a specified spread to an agreed-upon index), which commitment is not subject to any term or condition (i) that is not customary in commitments of like nature or (ii) that, in the reasonably anticipated course of events, cannot be fully complied with prior to the expiration thereof, in which a perfected security interest has been granted to the Administrative Agent, or (B) a hedge of the market value risk of such Mortgage Loan pursuant to a forward sale of mortgage-backed securities or a sale of Eurodollar futures contracts, with an Approved Investor, in which a perfected security interest has been granted to the Administrative Agent.

g. The definition of “Hedge Report” in Article I is hereby deleted in its entirety and replaced with the following:

“Hedge Report” means either (a) an Alt-A Loan Hedge Report with respect to any Alt-A Loans included in the Eligible Mortgage Collateral with respect to which there are Hedges, which report is prepared by the Servicer pursuant to Section 3.6 of the Loan Agreement and shows, as of the close of business on the previous Business Day, all Hedges relating to Alt-A Loans, and certain information with respect to such Hedges including information as the Administrative Agent or any of the Managing Agents may request, in the form of Exhibit K-1 to the Loan Agreement or (b) a Conforming Loan Hedge Report with respect to any Conforming Loans included in the Eligible Mortgage Collateral with respect to which there are Hedges, which report is prepared by the Servicer pursuant to Section 3.6 of the Loan Agreement and shows, as of the close of business on the previous Business Day, all Hedges relating to Conforming Loans, and certain information with respect to such Hedges including information as the Administrative Agent or any of the Managing Agents may request, in the form of Exhibit K-2 to the Loan Agreement.

h. The definition of “Jumbo Loan” is hereby amended by inserting the words “Loan Specific” immediately after the words “under the requirements of a” in clause (2) thereof.

i. Article I is hereby amended by adding the following definition of “Loan Specific Take-Out Commitment” immediately after the definition of “Loan Agreement” therein:

“Loan Specific Take-Out Commitment” means, with respect to Mortgage Loans that are included in the Eligible Mortgage Collateral, a current, valid, binding, enforceable, written commitment, issued by an Approved Investor, to purchase loans with characteristics of such Mortgage Loans from the Seller from time to time at a specified price (or a specified spread to an agreed-upon index) and in amounts, and upon terms, satisfactory to the Administrative Agent, which commitment is not subject to any term or condition (i) that is not customary in commitments of like nature or (ii) that, in the reasonably anticipated course of events, cannot be fully complied with prior to the expiration thereof, with respect to which the rights but not the obligations under such commitment have been assigned to the Buyer (pursuant to the terms of the Repurchase Agreement) (partial assignments being permitted so long as the aggregate amount assigned fully covers the amount of the Eligible Mortgage Collateral) and in which a perfected and first-priority security interest has been granted by the Buyer to the Administrative Agent.

j. The definition of “Take-Out Commitment” in Article I is hereby deleted in its entirety and replaced with the following:

“Take-Out Commitment” means (A) a Hedge, or (B) a Loan Specific Take-Out Commitment.

k. The definition of “Take-Out Commitment Documents” in Article I is hereby deleted in its entirety and replaced with the following:

“Take-Out Commitment Documents” means (1) with respect to any Mortgage Loan with respect to which there is a Hedge, an executed original assigned Hedge; and (2) with respect to any Mortgage Loan with respect to which there is a Loan Specific Take-Out Commitment, copies of all Loan Specific Take-Out Commitments.

l. The definition of “Take-Out Commitment Master Agreement” in Article I is hereby amended by deleting the word “loan-specific” and replacing it with the words “Loan Specific”.

m. The definition of “Uncovered Mortgage Loan” in Article I is hereby amended in its entirety and replaced with the following definition:

“Uncovered Mortgage Loan” means a Mortgage Loan that is not covered by a Hedge that would be an Eligible Mortgage Loan but for the expiration, forfeiture, termination, or cancellation of, or default under, the relevant Loan Specific Take-Out Commitment.

n. Section 3.2(c) is hereby amended by deleting the words “loan-specific” and replacing them with the words “Loan Specific”.

o. Section 5.28 is hereby amended by deleting in its entirety the last sentence therein.

Section 2. Amendment to Collateral Agency Agreement.

a. The definition of “Alt-A Loan” in Exhibit D-1 is hereby deleted in its entirety and replaced with the following:

“Alt-A Loan” means a Mortgage Loan (other than a Conforming Loan or a Jumbo Loan) that (1) does not conform to the conventional underwriting standards of Fannie Mae, Freddie Mac or Ginnie Mae but that is underwritten by an Approved Investor (other than Fannie Mae, Freddie Mac or Ginnie Mae), within guidelines generally acceptable to industry norms for “Alt-A” loans, (2) has a demonstrated secondary market and is readily securitizable, (3) has an original principal balance less than $650,000, and (4) either matches all applicable requirements for purchase under the requirements of a Loan Specific Take-Out Commitment or is covered by a Hedge.

b. The definition of “Approved Investor” in Exhibit D-1 is hereby amended to insert the words “, with respect to a Loan Specific Take-Out Commitment or a Hedge” immediately after the words ““Approved Investor” means”.

c. The definition of “Collateral Value” is hereby amended as follows:

i. Clause (A)(2) is hereby amended by (1) deleting the words “loan level” and replacing them with the words “Loan Specific” and (2) inserting the words “Loan Specific” immediately after the words “the price of that”;

ii. Clause (A)(3) is hereby deleted in its entirety and replaced with the following clause (A)(3):

(I) in the case of an Alt-A Loan with respect to which there is a Hedge, a ratable amount determined by multiplying (a) the weighted average purchase price (expressed as a percentage of par) that Approved Investors are obligated to pay, pursuant to Hedges, for Alt-A Loans, as shown on the most recent Alt-A Loan Hedge Report, times (b) the outstanding principal amount of such Eligible Mortgage Loan, and (II) in the case of a Conforming Loan with respect to which there is a Hedge, a ratable amount determined by multiplying (a) the weighted average purchase price (expressed as a percentage of par) that Approved Investors are obligated to pay, pursuant to Hedges, for Conforming Loans, as shown on the most recent Conforming Loan Hedge Report, times (b) the outstanding principal amount of such Eligible Mortgage Loan ; and

iii. the proviso is hereby amended by adding the following clause (l) at the end thereof:

(l) at any time, the portion of total Collateral Value that may be attributable to Mortgage Loans the documents for which have been retained by Approved Investors listed on Schedule IV for a period in excess of forty-five (45) days (but equal to or less than ninety (90) days) of delivery of such documents shall not exceed twenty-five percent (25%) of the Maximum Facility Amount, and at any time, the portion of total Collateral Value that may be attributable to Mortgage Loans the documents for which have been retained by Approved Investors listed on Schedule IV for a period equal to or in excess of ninety-one (91) days (but less than or equal to one hundred and nineteen (119) days) of delivery of such documents shall not exceed ten percent (10%) of the Maximum Facility Amount; provided, that, at any time, the portion of total Collateral Value that may be attributable to Mortgage Loans the documents for which have been retained by Approved Investors for a period equal to or in excess of one hundred and twenty (120) days of delivery of such documents shall be zero.

d. The definition of “Eligible Mortgage Loan” Exhibit D-1 is hereby amended by deleting clauses (x) and (y) at the end thereof in their entirety and by deleting clause (f) in its entirety and replacing it with the following clause (f):

(f) with respect to which no more than 45 days or an Extended Time Period, if applicable, has lapsed since the date on which any documentation was shipped to the related Approved Investor;

e. Exhibit D-1 is hereby amended by adding the following definition of “Extended Time Period” immediately after the definition of “Extensions” therein:

“Extended Time Period” means, with respect to items of Mortgage Loan Collateral delivered by the Collateral Agent to Approved Investors listed on Schedule IV to the Collateral Agency Agreement, ninety (90) days, subject to a further extension up to one hundred and nineteen (119) days upon request of such Approved Investor and the written consent of the Borrower, within which period the related Mortgage Loans must be returned or sales proceeds remitted in full to the Collateral Agent.

f. Exhibit D-1 is hereby amended by adding the following definition of “Hedge” immediately after the definition of “Group Bank Commitment Percentage”:

“Hedge” means, with respect to Conforming Loans and Alt-A Loans for which the Seller does not have Loan Specific Take-Out Commitments, either (A) a current, valid, binding, enforceable, written commitment, including, without limitation, a forward purchase commitment, issued by an Approved Investor, to purchase Mortgage Loans from the Seller from time to time at a specified price (or a specified spread to an agreed-upon index), which commitment is not subject to any term or condition (i) that is not customary in commitments of like nature or (ii) that, in the reasonably anticipated course of events, cannot be fully complied with prior to the expiration thereof, in which a perfected security interest has been granted to the Administrative Agent, or (B) a hedge of the market value risk of such Mortgage Loan pursuant to a forward sale of mortgage-backed securities or a sale of Eurodollar futures contracts, with an Approved Investor, in which a perfected security interest has been granted to the Administrative Agent.

g. The definition of “Hedge Report” in Exhibit D-1 I is hereby deleted in its entirety and replaced with the following:

“Hedge Report” means either (a) an Alt-A Loan Hedge Report with respect to any Alt-A Loans included in the Eligible Mortgage Collateral with respect to which there are Hedges, which report is prepared by the Servicer pursuant to Section 3.6 of the Loan Agreement and shows, as of the close of business on the previous Business Day, all Hedges relating to Alt-A Loans, and certain information with respect to such Hedges including information as the Administrative Agent or any of the Managing Agents may request, in the form of Exhibit K-1 to the Loan Agreement or (b) a Conforming Loan Hedge Report with respect to any Conforming Loans included in the Eligible Mortgage Collateral with respect to which there are Hedges, which report is prepared by the Servicer pursuant to Section 3.6 of the Loan Agreement and shows, as of the close of business on the previous Business Day, all Hedges relating to Conforming Loans, and certain information with respect to such Hedges including information as the Administrative Agent or any of the Managing Agents may request, in the form of Exhibit K-2 to the Loan Agreement.

h. The definition of “Jumbo Loan” in Exhibit D-1 is hereby amended by inserting the words “Loan Specific” immediately after the words “under the requirements of a” in clause (2) thereof.

i. Exhibit D-1 is hereby amended by adding the following definition of “Loan Specific Take-Out Commitment” immediately after the definition of “Loan Agreement” therein:

“Loan Specific Take-Out Commitment” means, with respect to Mortgage Loans that are included in the Eligible Mortgage Collateral, a current, valid, binding, enforceable, written commitment, issued by an Approved Investor, to purchase loans with characteristics of such Mortgage Loans from the Originator from time to time at a specified price (or a specified spread to an agreed-upon index) and in amounts, and upon terms, satisfactory to the Administrative Agent, which commitment is not subject to any term or condition (i) that is not customary in commitments of like nature or (ii) that, in the reasonably anticipated course of events, cannot be fully complied with prior to the expiration thereof, with respect to which the rights but not the obligations under such commitment have been assigned to the Borrower (partial assignments being permitted so long as the aggregate amount assigned fully covers the amount of the Eligible Mortgage Collateral) and in which a perfected and first-priority security interest has been granted by the Borrower to the Administrative Agent.

j. The definition of “Take-Out Commitment” in Exhibit D-1 is hereby deleted in its entirety and replaced with the following:

“Take-Out Commitment” means (A) a Hedge, or (B) a Loan Specific Take-Out Commitment.

k. The definition of “Take-Out Commitment Documents” in Exhibit D-1 is hereby deleted in its entirety and replaced with the following:

“Take-Out Commitment Documents” means (1) with respect to any Mortgage Loan with respect to which there is a Hedge, an executed original assigned Hedge; and (2) with respect to any Mortgage Loan with respect to which there is a Loan Specific Take-Out Commitment, copies of all Loan Specific Take-Out Commitments.

l. The definition of “Take-Out Commitment Master Agreement” in Exhibit D-1 is hereby amended by deleting the word “loan-specific” and replacing it with the words “Loan Specific”.

m. The definition of “Uncovered Mortgage Loan” in Exhibit D-1 is hereby amended in its entirety and replaced with the following definition:

“Uncovered Mortgage Loan” means a Mortgage Loan that is not covered by a Hedge that would be an Eligible Mortgage Loan but for the expiration, forfeiture, termination, or cancellation of, or default under, the relevant Loan Specific Take-Out Commitment.

n. Section 3.2 is hereby amended by inserting the following sentence after the first sentence in clause (a) therein:

The Borrower may also, periodically, transfer to the Collateral Agent Mortgage Loans that are Eligible Mortgage Loans against the transfer of funds by the Collateral Agent from the Collection Account. On the date of each such transfer of Mortgage Loans against payment therefor, the Servicer shall, pursuant to a Release Letter substantially in the form attached as Exhibit D-13 hereto, direct the Collateral Agent to transfer from the Collection Account an amount equal to the amount specified in the Release Letter to the account identified in such Release Letter in payment for the related Mortgage Loans; provided, however, that after giving effect to any such transfer of Mortgage Loans and the payment therefor, the total Collateral Value of all Eligible Mortgage Collateral will equal or exceed the Primary Obligations.

o. Section 3.4(b)(i) is hereby amended by deleting “.” at the end thereof and adding the following proviso:

; provided, however, that to the extent that the Collateral Agent has to deliver such items of Mortgage Loan Collateral to Approved Investors listed on Schedule IV, the Collateral Agent shall, unless otherwise instructed by the Servicer, so deliver under the Collateral Agent’s “Bailee and Security Agreement Letter,” substantially in the form of Exhibit D-6(c) hereto or such other form as may be approved by the Administrative Agent as appropriate.

p. Section 3.4(b)(iii) is hereby amended by inserting the words “or an Extended Time Period, if applicable” after the words “forty-five (45) days”.

q. Section 3.8 is hereby amended by deleting clause (a)(i) in its entirety and replacing it with the following:

(i) All information supplied by the Borrower to the Collateral Agent in any Assignment, or related electronic transmission, received by the Collateral Agent, including but not limited to the acquisition price paid for any Mortgage Loan, the unpaid principal balance of any Mortgage Loan as of its closing and funding date and the weighted average purchase price (expressed as a percentage of par) that Approved Investors are obligated to pay, pursuant to Hedges, for all Eligible Mortgage Loans, as shown on the most recent Hedge Report (and any adjustments made by the Collateral Agent, for the purposes of calculating the related Collateral Value, with respect to Mortgage Loans that subsequently were covered by Loan Specific Take-Out Commitments) and whether the Mortgage Loan is a Conforming Loan, a Jumbo Loan or an Alt-A Loan; provided, that, in determining the weighted average purchase price for making any adjustments as referenced above, the Collateral Agent shall, with respect to Alt-A Loans, use the value that is the “Portfolio Total” with respect to the column “Market” under “Alt-A Portfolio Profile” in the Alt-A Loan Hedge Report and, with respect to Conforming Loans, use the value that is the “Total” with respect to the column “Value” under “Portfolio Hedge Position — Market Value Analysis” in the Conforming Loan Hedge Report.

r. Section 3.12 is hereby deleted in its entirety and replaced with the following Section 3.12:

Section 3.12 Take-Out Commitment and Hedge Reporting.

(a) Each Assignment delivered to the Collateral Agent shall indicate the Approved Investor with respect to the Loan Specific Take-Out Commitment and an indication of the price associated with the Loan Specific Take-Out Commitment. Notwithstanding the foregoing, if any Conforming Loan or Alt-A Loan is covered by a Hedge and not a Loan Specific Take-Out Commitment, the Assignment shall so indicate.

(b) The Servicer shall prepare duly completed Alt-A Loan Hedge Report and Conforming Loan Hedge Report in the forms of Exhibit K-1 and Exhibit K-2, respectively, to the Loan Agreement on the close of business on the last Business Day of each week and shall provide such reports to the Borrower and the Collateral Agent no later than 10:00 a.m. (eastern time) on the following Business Day. To the extent that any Alt-A Loan Hedge Report or Conforming Loan Hedge Report reflects a weighted average purchase price (expressed as a percentage of par) less than 100% of par, (A) the Servicer shall, with effect from such date and on an ongoing basis, prepare and provide to the Borrower and the Collateral Agent such report(s) on the close of business on each Business Day, and (B) the Collateral Agent shall accordingly adjust the Collateral Value of the Mortgage Loans identified in such report.

(c) Upon request of the Administrative Agent or either Managing Agent at any time, the Servicer shall furnish to the Administrative Agent and the applicable Managing Agent (x) copies of the most recent Alt-A Loan Hedge Report and Conforming Loan Hedge Report and (y) a list of Loan Specific Take-Out Commitments, together with copies of any such Loan Specific Take-Out Commitments to the extent not previously delivered to the Administrative Agent. The Borrower shall provide the Administrative Agent and the Managing Agents with up-to-date copies of the Take-Out Commitment Master Agreements for each Approved Investor.

s. Schedule I, Collateral Review Functions, is hereby amended by inserting the words “or Extended Time Period, if applicable” after the words “45 days” in clause h(i) therein:

t. Schedule IV, Approved Investors with Extended Time Periods, is attached as Annex A hereto.

u. Exhibit D-6(b), Bailee and Security Agreement Letter for Pool Custodian, is hereby deleted and replaced with Exhibit D-6(b) attached as Annex B hereto.

v. The form of Exhibit D-6(c), Bailee and Security Agreement Letter for Approved Investors Listed on Schedule IV, is attached as Annex C hereto.

w. Exhibit D-11, Form of Substitution Request, is hereby amended by deleting the footnote to Schedule II thereto and replacing it with the following footnote:

All Mortgage Loans must be covered by a Loan Specific Take-Out Commitment or a Hedge. This column should show a code for the Approved Investor related to the Loan Specific Take-Out Commitment or should show a code indicating that the Mortgage Loan is covered by a Hedge.

x. The form of Exhibit D-13, Warehouse Lender’s Release Letter Authorization, is attached as Annex D hereto.

Section 3. Amendment to Restated Loan Agreement.

a. The definition of “Alt-A Loan” is hereby deleted in its entirety and replaced with the following:

“Alt-A Loan” means a Mortgage Loan (other than a Conforming Loan or a Jumbo Loan) that (1) does not conform to the conventional underwriting standards of Fannie Mae, Freddie Mac or Ginnie Mae but that is underwritten by an Approved Investor (other than Fannie Mae, Freddie Mac or Ginnie Mae), within guidelines generally acceptable to industry norms for “Alt-A” loans, (2) has a demonstrated secondary market and is readily securitizable, (3) has an original principal balance less than $650,000, and (4) either matches all applicable requirements for purchase under the requirements of a Loan Specific Take-Out Commitment or is covered by a Hedge.

b. The definition of “Approved Investor” is hereby amended to insert the words “, with respect to a Loan Specific Take-Out Commitment or a Hedge” immediately after the words ““Approved Investor” means”.

c. The definition of “Collateral Value” is hereby amended as follows:

i. Clause (A)(2) is hereby amended by (1) deleting the words “loan level” and replacing them with the words “Loan Specific” and (2) inserting the words “Loan Specific” immediately after the words “the price of that”;

ii. Clause (A)(3) is hereby deleted in its entirety and replaced with the following clause (A)(3):

(I) in the case of an Alt-A Loan with respect to which there is a Hedge, a ratable amount determined by multiplying (a) the weighted average purchase price (expressed as a percentage of par) that Approved Investors are obligated to pay, pursuant to Hedges, for Alt-A Loans, as shown on the most recent Alt-A Loan Hedge Report, times (b) the outstanding principal amount of such Eligible Mortgage Loan, and (II) in the case of a Conforming Loan with respect to which there is a Hedge, a ratable amount determined by multiplying (a) the weighted average purchase price (expressed as a percentage of par) that Approved Investors are obligated to pay, pursuant to Hedges, for Conforming Loans, as shown on the most recent Conforming Loan Hedge Report, times (b) the outstanding principal amount of such Eligible Mortgage Loan ; and

iii. the proviso is hereby amended by adding the following clause (l) at the end thereof:

(l) at any time, the portion of total Collateral Value that may be attributable to Mortgage Loans the documents for which have been retained by Approved Investors listed on Schedule IV for a period in excess of forty-five (45) days (but equal to or less than ninety (90) days) of delivery of such documents shall not exceed twenty-five percent (25%) of the Maximum Facility Amount, and at any time, the portion of total Collateral Value that may be attributable to Mortgage Loans the documents for which have been retained by Approved Investors listed on Schedule IV for a period equal to or in excess of ninety-one (91) days (but less than or equal to one hundred and nineteen (119) days) of delivery of such documents shall not exceed ten percent (10%) of the Maximum Facility Amount; provided, that, at any time, the portion of total Collateral Value that may be attributable to Mortgage Loans the documents for which have been retained by Approved Investors for a period equal to or in excess of one hundred and twenty (120) days of delivery of such documents shall be zero.

d. The definition of “Eligible Mortgage Loan” is hereby amended by deleting clauses (x) and (y) at the end thereof in their entirety and by deleting clause (f) in its entirety and replacing it with the following clause (f):

(f) with respect to which no more than 45 days or an Extended Time Period, if applicable, has lapsed since the date on which any documentation was shipped to the related Approved Investor;

e. Article I is hereby amended by adding the following definition of “Extended Time Period” immediately after the definition of “Approved Investor”:

“Extended Time Period” means, with respect to items of Mortgage Loan Collateral delivered by the Collateral Agent to Approved Investors listed on Schedule IV to the Collateral Agency Agreement, ninety (90) days, subject to a further extension up to one hundred and nineteen (119) days upon request of such Approved Investor and the written consent of the Borrower, within which period the related Mortgage Loans must be returned or sales proceeds remitted in full to the Collateral Agent.

f. Article I is hereby amended by adding the following definition of “Hedge” immediately after the definition of “Group Bank Commitment Percentage”:

“Hedge” means, with respect to Conforming Loans and Alt-A Loans for which the Seller does not have Loan Specific Take-Out Commitments, either (A) a current, valid, binding, enforceable, written commitment, including, without limitation, a forward purchase commitment, issued by an Approved Investor, to purchase Mortgage Loans from the Seller from time to time at a specified price (or a specified spread to an agreed-upon index), which commitment is not subject to any term or condition (i) that is not customary in commitments of like nature or (ii) that, in the reasonably anticipated course of events, cannot be fully complied with prior to the expiration thereof, in which a perfected security interest has been granted to the Administrative Agent, or (B) a hedge of the market value risk of such Mortgage Loan pursuant to a forward sale of mortgage-backed securities or a sale of Eurodollar futures contracts, with an Approved Investor, in which a perfected security interest has been granted to the Administrative Agent.

g. The definition of “Hedge Report” in Article I is hereby deleted in its entirety and replaced with the following:

“Hedge Report” means either (a) an Alt-A Loan Hedge Report with respect to any Alt-A Loans included in the Eligible Mortgage Collateral with respect to which there are Hedges, which report is prepared by the Servicer pursuant to Section 3.6 of the Loan Agreement and shows, as of the close of business on the previous Business Day, all Hedges relating to Alt-A Loans, and certain information with respect to such Hedges including information as the Administrative Agent or any of the Managing Agents may request, in the form of Exhibit K-1 to the Loan Agreement or (b) a Conforming Loan Hedge Report with respect to any Conforming Loans included in the Eligible Mortgage Collateral with respect to which there are Hedges, which report is prepared by the Servicer pursuant to Section 3.6 of the Loan Agreement and shows, as of the close of business on the previous Business Day, all Hedges relating to Conforming Loans, and certain information with respect to such Hedges including information as the Administrative Agent or any of the Managing Agents may request, in the form of Exhibit K-2 to the Loan Agreement.

h. The definition of “Jumbo Loan” is hereby amended by inserting the words “Loan Specific” immediately after the words “under the requirements of a” in clause (2) thereof.

i. Article I is hereby amended by adding the following definition of “Loan Specific Take-Out Commitment” immediately after the definition of “Liquidity Agreement” therein:

“Loan Specific Take-Out Commitment” means, with respect to Mortgage Loans that are included in the Eligible Mortgage Collateral, a current, valid, binding, enforceable, written commitment, issued by an Approved Investor, to purchase loans with characteristics of such Mortgage Loans from the Originator from time to time at a specified price (or a specified spread to an agreed-upon index) and in amounts, and upon terms, satisfactory to the Administrative Agent, which commitment is not subject to any term or condition (i) that is not customary in commitments of like nature or (ii) that, in the reasonably anticipated course of events, cannot be fully complied with prior to the expiration thereof, with respect to which the rights but not the obligations under such commitment have been assigned to the Borrower (partial assignments being permitted so long as the aggregate amount assigned fully covers the amount of the Eligible Mortgage Collateral) and in which a perfected and first-priority security interest has been granted by the Borrower to the Administrative Agent

j. The definition of “Take-Out Commitment” in Article I is hereby deleted in its entirety and replaced with the following:

“Take-Out Commitment” means (A) a Hedge, or (B) a Loan Specific Take-Out Commitment.

k. The definition of “Take-Out Commitment Documents” in Article I is hereby deleted in its entirety and replaced with the following:

“Take-Out Commitment Documents” means (1) with respect to any Mortgage Loan with respect to which there is a Hedge, an executed original assigned Hedge; and (2) with respect to any Mortgage Loan with respect to which there is a Loan Specific Take-Out Commitment, copies of all Loan Specific Take-Out Commitments.

l. The definition of “Take-Out Commitment Master Agreement” in Article I is hereby amended by deleting the word “loan-specific” and replacing it with the words “Loan Specific”.

m. The definition of “Uncovered Mortgage Loan” in Article I is hereby amended in its entirety and replaced with the following definition:

“Uncovered Mortgage Loan” means a Mortgage Loan that is not covered by a Hedge that would be an Eligible Mortgage Loan but for the expiration, forfeiture, termination, or cancellation of, or default under, the relevant Loan Specific Take-Out Commitment.

n. Section 3.2 is hereby amended by inserting the following sentence after the first sentence in clause (a) therein:

The Borrower may also, periodically, transfer to the Collateral Agent Mortgage Loans that are Eligible Mortgage Loans against the transfer of funds by the Collateral Agent from the Collection Account. On the date of each such transfer of Mortgage Loans, the Servicer shall, pursuant to a Release Letter substantially in the form attached as Exhibit D-13 to the Collateral Agency Agreement, direct the Collateral Agent to transfer from the Collection Account an amount equal to the amount specified in the Release Letter to the account identified in such Release Letter in payment for the related Mortgage Loans; provided, however, that after giving effect to any such transfer of Mortgage Loans and the payment therefor, the total Collateral Value of all Eligible Mortgage Collateral will equal or exceed the Primary Obligations

o. Section 3.3(b)(iii) is hereby amended by inserting the words “or an Extended Time Period” after the words “forty-five (45) days”.

p. Section 3.6 is hereby deleted in its entirety and replaced with the following Section 3.6:

Section 3.6 Take-Out Commitment and Hedge Reporting.

(a) Each Assignment delivered to the Collateral Agent shall indicate the Approved Investor with respect to the Loan Specific Take-Out Commitment and an indication of the price associated with the Loan Specific Take-Out Commitment. Notwithstanding the foregoing, if any Conforming Loan or Alt-A Loan is covered by a Hedge and not a Loan Specific Take-Out Commitment, the Assignment shall so indicate.

(b) The Servicer shall prepare duly completed Alt-A Loan Hedge Report and Conforming Loan Hedge Report in the forms of Exhibit K-1 and Exhibit K-2, respectively, hereto on the close of business on the last Business Day of each week and shall provide such reports to the Borrower and the Collateral Agent no later than 10:00 a.m. (eastern time) on the following Business Day. To the extent that any Alt-A Loan Hedge Report or Conforming Loan Hedge Report reflects a weighted average purchase price (expressed as a percentage of par) less than 100% of par, (A) the Servicer shall, with effect from such date and on an ongoing basis, prepare and provide to the Borrower and the Collateral Agent such report(s) on the close of business on each Business Day, and (B) the Collateral Agent shall accordingly adjust the Collateral Value of the Mortgage Loans identified in such report.

(c) Upon request of the Administrative Agent or either Managing Agent at any time, the Servicer shall furnish to the Administrative Agent and the applicable Managing Agent (x) copies of the most recent Alt-A Loan Hedge Report and Conforming Loan Hedge Report and (y) a list of Loan Specific Take-Out Commitments, together with copies of any such Loan Specific Take-Out Commitments to the extent not previously delivered to the Administrative Agent. The Borrower shall provide the Administrative Agent and the Managing Agents with up-to-date copies of the Take-Out Commitment Master Agreements for each Approved Investor.

q. Section 6.1(o) is hereby deleted in its entirety and replaced with the following:

(o) promptly upon entering into any master agreement with respect to a Loan Specific Take-Out Commitment, a copy of such agreement and (ii) upon request by the Administrative Agent, or if there is an Event of Default, copies of all Take-Out Commitment Documents with respect to Mortgage Loans covered by a Loan Specific Take-Out Commitment; provided, that if the Take-Out Commitment is made on a confirmation or supplement to a master agreement and the master agreement has been previously delivered to the Administrative Agent, only the confirmation or supplement is required to be delivered pursuant to this clause.

r. Section 6.17 is hereby amended by deleting in its entirety the last sentence therein and replacing it with the following sentence.:

The Borrower shall cause the Originator to obtain, and maintain in full force and effect, Hedges as of each date of determination, with an aggregate purchase price at least equal to the total of the outstanding principal balances of the Borrower’s entire portfolio of Mortgage Loans plus hedges (with each such hedge required to meet the definition of “Hedge” herein except that a security interest in such hedge need not have been granted to the Administrative Agent), as of each date of determination, with an aggregate purchase price at least equal to the total of the outstanding principal balances of the Originator’s entire portfolio of mortgage loans.

s. Section 11.2 is hereby amended by (1) deleting the words “Non-Conforming Loans” and replacing them with the words “Mortgage Loans with respect to which Loan Specific Take-Out Commitments have been issued” and (2) inserting the words “Loan Specific” immediately after the words “that has issued a”.

t. Exhibit D-6(b), Bailee and Security Agreement Letter for Pool Custodian, is hereby deleted and replaced with Exhibit D-6(b) attached as Annex B hereto.

u. The form of Exhibit D-6(c), “Bailee and Security Agreement Letter for Approved Investors Listed on Schedule IV,” is attached as Annex C hereto.

v. Exhibit K, Form of Hedge Report, is hereby deleted in its entirety and replaced with Exhibit K-1, Form of Alt-A Loan Hedge Report attached hereto as Annex E, and Exhibit K-2, Form of Conforming Loan Hedge Report attached hereto as Annex F.

Section 4. Operative Documents in Full Force and Effect as Amended.

Except as specifically amended hereby, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

Section 5. Miscellaneous.

a. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall not constitute a novation of any Operative Document, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment, as though such terms and conditions were set forth herein

b. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

c. This Amendment may not be amended or otherwise modified except as provided in each respective Operative Agreement.

d. This Amendment and the rights and obligations of the parties under this amendment shall be governed by, and construed in accordance with, the laws of the state of New York (without giving effect to the conflict of laws principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, which shall apply hereto).

{Signatures appear on the following pages.}

IN WITNESS WHEREOF, the parties have agreed to and caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER: CH FUNDING, LLC

By: /s/ Mark C. Winter
Name: Mark C. Winter
Title: CFO/EVP

ADMINISTRATIVE AGENT,
BANK, AND MANAGING
AGENT: CALYON NEW YORK BRANCH

By: /s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

ISSUER: ATLANTIC ASSET SECURITIZATION LLC

By: Calyon New York Branch, as Attorney in Fact

By: /s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

{Signatures continue on the following page.}

ISSUER: LA FAYETTE ASSET SECURITIZATION LLC

By: Calyon New York Branch, as Attorney in Fact

By: /s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

BANK AND MANAGING AGENT: JPMORGAN CHASE BANK, N.A.

By: /s/ Jill T. Lane
Name: Jill T. Lane
Title: Vice President

ISSUER: FALCON ASSET SECURITIZATION CORPORATION

By: /s/ Jill T. Lane
Name: Jill T. Lane
Title: Vice President

SELLER AND SERVICER: DHI MORTGAGE COMPANY, LTD.

By: DHI Mortgage Company GP, Inc., formerly known as CH Mortgage Company GP, Inc., its general partner

By: /s/ Mark C. Winter
Name: Mark C. Winter
Title: CFO/EVP

BANK: LLOYDS TSB BANK PLC

By: /s/ Michelle White
Name: Michelle White
Title: Assistant Vice President Structured
Finance W 154

By: /s/ Thea Watkins
Name: Thea Watkins
Title: Vice President Structured Finance W001

COLLATERAL AGENT: U.S. BANK NATIONAL ASSOCIATION

By: /s/ Edwin D. Jenkins
Name: Edwin D. Jenkins
Title: Senior Vice President

ANNEX A

SCHEDULE IV

APPROVED INVESTORS WITH EXTENDED
TIME PERIODS

a.	Deutsche Bank Securities Inc.

b.	Morgan Stanley & Co. Incorporated

ANNEX B

EXHIBIT D-6(b)

BAILEE AND SECURITY AGREEMENT LETTER FOR POOL CUSTODIAN

[Name and address of pool custodian]
_
_

Ladies and Gentlemen:

The mortgage notes and other documents enclosed with this letter (the “Collateral”) and described on the attached schedule have been assigned and pledged to CALYON NEW YORK BRANCH, in its capacity as administrative agent (the “Administrative Agent”) for the “Lenders” under and as defined in the Loan Agreement entered into as of July 9, 2002 among CH FUNDING, LLC (the “Company”), the Issuer and Banks parties thereto, the Administrative Agent, and DHI MORTGAGE COMPANY, LTD., in its capacity as servicer thereunder (as the same may be increased, reduced, supplemented, amended, restated, renewed, extended or otherwise modified from time to time, the “Loan Agreement”), pursuant to that one certain Security Agreement among the Company, the Administrative Agent, and U.S. BANK NATIONAL ASSOCIATION, in its capacity as the collateral agent (the “Collateral Agent”) dated as of July 9, 2002 (as it has been or may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”). Capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to such terms in the Security Agreement.

The Collateral is now being conditionally delivered to you in trust as custodian for pooling in connection with the issuance of securities to be based on and backed by such Collateral (i.e., the issuance of “mortgage-backed securities”). If within forty-five (45) days after the date of this letter the Administrative Agent has not received the mortgage-backed securities themselves, then you must return the Collateral itself to the Collateral Agent. Until such time as the Collateral Agent receives the mortgage-backed securities in exchange for the Collateral or the Collateral itself, you shall be deemed to hold the Collateral (1) subject to the conditions stated in the immediately preceding sentence, (2) in trust for the use and benefit of the Administrative Agent for the benefit of the holders of the Obligations (as defined in the Security Agreement), (3) subject to and burdened by the security interest granted pursuant to the Security Agreement to the Administrative Agent for the benefit of the holders of the Obligations and (4) as the Administrative Agent’s bailee in accordance with the applicable provisions of the Uniform Commercial Code in the State of Delaware. You have no property interest in the Collateral until you send the mortgage-backed securities to the Collateral Agent, but instead have only the naked right to possession of the Collateral as bailee and trustee for the Administrative Agent for the benefit of the holders of the Obligations and subject to all of the terms and conditions of this letter. If you receive conflicting or inconsistent instructions regarding the Collateral from the Company and the Collateral Agent or the Administrative Agent, you agree to act in accordance with the Collateral Agent or the Administrative Agent’s instructions. It is understood that the Collateral Agent is delivering the Collateral, and will be receiving the mortgage-backed securities, or cash, as agent and bailee for the holders of the Obligations.

NOTWITHSTANDING ANY OTHER PROVISION OF THIS LETTER OR ANY OTHER PAPERS OR AGREEMENT, EACH OF THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT RESERVES THE RIGHT EXERCISABLE AT ANY TIME BEFORE THE MORTGAGED-BACKED SECURITIES HAVE BEEN ISSUED AND DELIVERED TO THE ADMINISTRATIVE AGENT TO REQUIRE BY WRITTEN NOTICE, DELIVERED TO YOU IN ANY LEGALLY EFFECTIVE MANNER, THAT YOU RETURN THE COLLATERAL TO THE COLLATERAL AGENT, WHEREUPON YOU SHALL BE OBLIGATED TO DO SO WITHOUT FURTHER NOTICE, AND THIS SENTENCE (AS WELL AS THE OTHER PROVISIONS OF THIS LETTER) SHALL BE BINDING ON YOUR SUCCESSORS, TRUSTEES, CONSERVATORS, RECEIVERS AND ASSIGNS.

If the foregoing accurately reflects your understanding of your role with respect to the Collateral and in particular your status as bailee and trustee for the Collateral Agent and your very limited rights in the Collateral until you send the mortgage-backed securities to the Administrative Agent in exchange for the Collateral, please execute the enclosed copy of this letter and return it to us (although your receipt for this letter shall not be necessary to the effectiveness of any of its provisions). Otherwise, please notify us and return all of the enclosed Collateral to us immediately and in any event within ten (10) days after the date of this letter. If you fail to either (a) execute and return a copy of this letter to the Collateral Agent or (b) return to the Collateral Agent all of the enclosed Collateral within ten (10) days after this letter’s date, then you shall have accepted possession of the Collateral as the Collateral Agent’s bailee, in trust, subject to the security interest granted to the Administrative Agent for the use and benefit of the holders of the Obligations, and on the conditions specified in this letter.

If the mortgage-backed securities are not received by the Collateral Agent in exchange for the enclosed Collateral on or before forty-five (45) days after this letter’s date, then you are instructed to return all of the Collateral to the Collateral Agent (although that shall not affect or impair any claim or cause of action against you in respect of your Take-Out Commitment).

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

Received and agreed to.

[Name and signature of Pool Custodian and date signed]

Schedule of Mortgage Notes and Other Documents

ANNEX C

EXHIBIT D-6(c)

FORM OF BAILEE AND SECURITY AGREEMENT LETTER
FOR APPROVED INVESTORS LISTED ON SCHEDULE IV

DATE:

[Investor’s Name]
[Investor’s Address]

Re:	DHI MORTGAGE COMPANY, LTD.:
Sale of Mortgage Loans

Attached please find those Mortgage Loans listed separately on the attached schedule, which are being delivered to you for purchase.

The Mortgage Loans comprise a portion of the Collateral under (and as the term “Collateral” and capitalized terms not otherwise defined herein are defined in) that certain Loan Agreement entered into as of July 9, 2002 (as it has been or may hereafter be amended, restated, supplemented or otherwise modified from time to time), among CH FUNDING, LLC (the “Company”), the Issuer and Banks parties thereto, CALYON NEW YORK BRANCH, in its capacity as administrative agent for the “Lenders” (as defined therein) (in such capacity, the “Administrative Agent”), and DHI MORTGAGE COMPANY, LTD. (“DHI Mortgage”), in its capacity as servicer thereunder, pursuant to that certain Security Agreement among the Company, the Administrative Agent, and U.S. BANK NATIONAL ASSOCIATION, in its capacity as the collateral agent (the “Collateral Agent”) dated as of July 9, 2002 (as it has been or may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”). DHI Mortgage is reacquiring the Mortgage Loans from CH Funding and is offering such Mortgage Loans to you. Each of the Mortgage Loans is subject to a security interest in favor of the Administrative Agent on behalf of the Secured Parties, which security interest shall be automatically released upon your remittance of the full amount of the purchase price of such Mortgage Loan (as set forth on the schedule attached hereto) by wire transfer to the following account:

WIRE INSTRUCTIONS TO SETTLEMENT ACCOUNT:

U.S. Bank National Association, Minneapolis, MN

ABA#

For Credit to: CH Funding, LLC

Collection Account Number: 1047 5621 5240

Pending your purchase of each Mortgage Loan and until payment therefor is received, the aforesaid security interest therein will remain in full force and effect, and you shall hold possession of such Collateral and the documentation evidencing same as custodian, agent and bailee for and on behalf of the Secured Parties. In the event any Mortgage Loan is unacceptable for purchase, return the rejected item directly to the Collateral Agent at the address set forth below. The Mortgage Loan must be so returned or sales proceeds remitted in full no later than ninety (90) calendar days from the date hereof (or, with the consent of DHI Mortgage, such longer period, not to exceed one hundred and nineteen (119) calendar days, as approved). In no event shall any Mortgage Loan be returned to or sales proceeds remitted to DHI Mortgage or CH Funding; Mortgage Loans and/or sale proceeds must be returned to the Collateral Agent and/or to the settlement account above. If you are unable to comply with the above instructions, please so advise the undersigned immediately.

NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE SECURED PARTIES ON THE TERMS DESCRIBED IN THIS LETTER. THE UNDERSIGNED, AS COLLATERAL AGENT, REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE UNDERSIGNED; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

Sincerely,

U.S. BANK NATIONAL ASSOCIATION,
as the Collateral Agent

By:
Name:
Title:

Address: 225 South Sixth Street
Mortgage Banking Services

EP-MN-M5M13
Minneapolis, MN55402-4302

ACKNOWLEDGEMENT OF RECEIPT:

[Investor]

By:

Name:

Title:

Date:

Schedule of Mortgage Notes and Other Documents

ANNEX D

EXHIBIT D-13

FORM OF WAREHOUSE LENDER’S
RELEASE LETTER AUTHORIZATION

[Date]

U.S. BANK NATIONAL ASSOCIATION,

as Collateral Agent

225	South Sixth Street

Mortgage Banking Services EP-MN-M5MB

Minneapolis, MN 55402-4302

Re: Warehouse Lender’s Release Letter

Reference is made to the Amended and Restated Loan Agreement dated as of July 25, 2003, among CH FUNDING, LLC, as Borrower, ATLANTIC ASSET SECURITIZATION LLC, as an Issuer, LA FAYETTE ASSET SECURITIZATION LLC, as an Issuer, FALCON ASSET SECURITIZATION CORPORATION, as an Issuer, CALYON NEW YORK BRANCH, as a Bank, as a Managing Agent and the Administrative Agent, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Bank and as a Managing Agent, LLOYDS TSB BANK PLC, as a Bank, and DHI MORTGAGE COMPANY, LTD. as the Servicer (the “Servicer”) (such agreement, as from time to time supplemented, amended, restated or extended, the “Loan Agreement”).

1. We hereby direct you, as Collateral Agent, to withdraw from the Collection Account an amount equal to the amount specified in the attached Warehouse Lender’s Release Letter (the “Release Letter”) and to transfer such amount to the account specified in the Release Letter in payment for the Mortgage Loans identified on the schedule attached to the Release Letter by close of business on the date hereof.

2. It is our understanding that the total Collateral Value of all Eligible Mortgage Collateral, after giving effect to the foregoing transfer, will equal or exceed the Primary Obligations.

THIS WAREHOUSE LENDER’S RELEASE LETTER AUTHORIZATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

IN WITNESS WHEREOF, the undersigned has executed this letter as of the day and year first above written.

Very truly yours,

DHI MORTGAGE COMPANY, LTD.,

as Servicer

By: DHI Mortgage Company GP, Inc., formerly known as CH Mortgage Company GP, Inc., its general partner

By:

Name:

Title:

Acknowledged and agreed to
as of the date first written above:

U.S. BANK NATIONAL ASSOCIATION,

as Collateral Agent

By:
Name:
Title:

Copy: Calyon New York Branch,

as Administrative Agent

ATTACHMENT

WAREHOUSE LENDER’S RELEASE LETTER

ANNEX E

EXHIBIT K-1

FORM OF ALT-A LOAN HEDGE REPORT

DHI Mortgage Company								[Date/Time]

ALT-A Portfolio Profile

Market Price Basis:				Market Value Analysis

Product Description	Count	Total Balance	Risk Weight	Book	Lock Price	Market	% Change	$ Change

Portfolio Total

Security Portfolio

Net Hedge Value:

Security Type	Balance	Risk Factor	Risk Weight	Book Price		Market Price	% Change	$ Change

Portfolio Total

ANNEX F

EXHIBIT K-2

FORM OF CONFORMING LOAN HEDGE REPORT

Portfolio Hedge Position – Market Value Analysis

Effective Date 2/20/2006										[Date/Time]

Pool	Pipeline	Amount	Basis	Lock	Value	Gain/Loss	Hedge	Cost	Market	Gain/Loss

Total

Net Result =		Change in Value of Locks				Change in Value of Securities

Applications		Locked Loans			Locked Account Portfolio

Lock Ratio		Best Effort %:			Mandatory %:			FMV Best Efforts

		Mandatory / Hedged Portfolio						At Risk Portfolio

Date	Pipeline	FMV	MBS	FMV	Net $$	Net %%	Coverage Effective	Locked		Closed